
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ______________

                                    FORM 8-K
                                 ______________

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): September 1, 2005
                                 ______________

                       INTERMAGNETICS GENERAL CORPORATION
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)
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
                DELAWARE                               001-11344                             14-1537454
    -------------------------------             ------------------------        ------------------------------------
    (State or other jurisdiction of             (Commission File Number)        (I.R.S. Employer Identification No.)
     incorporation or organization)

                             450 OLD NISKAYUNA ROAD
                             LATHAM, NEW YORK 12110
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (518) 782-1122


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 2 - REGISTRANT'S BUSINESS AND OPERATIONS.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION.

         On September 1, 2005, Intermagnetics General Corporation (the "Company"), executed an amended and restated Credit Agreement among Intermagnetics General Corporation (borrower) and its domestic subsidiaries (guarantors) with Wachovia Capital Markets, LLC, (Lead Arranger and Sole Book Runner), Wachovia Bank, N.A. (administrative agent), JPMorgan Chase Bank (syndication agent), KeyBank, N.A. (documentation agent), and Comerica Bank (participant). The Amended and Restated Credit Agreement (the "Agreement") increases the Company's unsecured revolving credit facility from $105M to $200M and eliminates the amortizing term loan portion of the facility, which had been $25M. The maturity date of the Agreement has been extended from December 2008 until August 2010. In addition, the Company received more favorable financial covenants including improved debt leverage and coverage ratios and an increase in the amount the Company may spend on acquisitions without seeking the approval of the lenders under the Agreement. A copy of the Agreement is attached as an exhibit to this report.

         In connection with the execution of the Agreement, Intermagnetics borrowed a total of $55,000,000 under the facility. The proceeds will be used principally to retire the entire $19,375,000 balance of its term loan, which had been borrowed under the original credit agreement, and the outstanding balance of its mortgage ($4,024,609) on the Company's manufacturing facility and corporate headquarters in Latham, New York. As of September 1, the Company had $145,000,000 additional borrowing capacity under its Agreement.

SECTION 8 - OTHER EVENTS

ITEM 8.01  OTHER EVENTS.

         In connection with the execution of the Credit Facility, the Executive Committee of the Company's Board of Directors authorized the Company to re-purchase up to 2,500,000 shares of the Company's stock. This authorization supersedes the Board's previous re-purchase authorization, which was approved in July of 2002. Additional information regarding the stock repurchase authorization is provided in the press release furnished as an exhibit to this Form 8-K.

SECTION 9 -- FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

         The following Exhibits are filed or furnished with this Form 8-K.


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         ---------------------- -------------------------------------------------------------------------------------
              EXHIBIT NO.                                           DESCRIPTION
              -----------                                           -----------
         ---------------------- -------------------------------------------------------------------------------------
                  4.1           Amended and Restated Credit Agreement dated September 1, 2005 among Intermagnetics
                                General Corporation (borrower) and its domestic subsidiaries (guarantors) with
                                Wachovia Bank, N.A. (administrative agent), JPMorgan Chase Bank (syndication agent)
                                and KeyBank, N.A. (documentation agent).
         ---------------------- -------------------------------------------------------------------------------------
                 4.2*           Credit Agreement dated December 17, 2003 among Intermagnetics General Corporation
                                (borrower) and its domestic subsidiaries (guarantors) with Wachovia Bank, N.A.
                                (administrative agent), JPMorgan Chase Bank (syndication agent) and KeyBank, N.A.
                                (documentation agent).
         ---------------------- -------------------------------------------------------------------------------------
                 4.3**          First Amendment to the Credit Agreement dated December 17, 2003.
         ---------------------- -------------------------------------------------------------------------------------
                 4.4**          Second Amendment to the Credit Agreement dated December 17, 2003.
         ---------------------- -------------------------------------------------------------------------------------
                4.5***          Third Amendment to the Credit Agreement dated December 17, 2003.
         ---------------------- -------------------------------------------------------------------------------------
                 99.1           Press Release Dated September 6, 2005 announcing the Company's Amended and Restated
                                Credit Facility and Authorization of Stock Buy Back.
         ---------------------- -------------------------------------------------------------------------------------
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* incorporated herein by reference to Exhibit 10.1 to the Company's Quarterly
Report on Form 10-Q filed by the Company for the quarter ended November 23,
2003.

** incorporated herein by reference to Exhibits 4.2 and 4.3 to the Company's Current Report on Form 8-K filed by the Company on May 19, 2005.

*** incorporated herein by reference to Exhibit 10.1 to the Company's Quarterly Report on Form 10-Q filed by the Company for the quarter ended February 27, 2005.




                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                       INTERMAGNETICS GENERAL CORPORATION

Date: September 6, 2005                     By:  /s/Michael K. Burke
                                               -------------------------------
                                                 Michael K. Burke
                                                 Executive Vice President
                                                 and Chief Financial Officer





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EXHIBIT INDEX


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
         ---------------------- -------------------------------------------------------------------------------------
              EXHIBIT NO.                                           DESCRIPTION
              -----------                                           -----------
         ---------------------- -------------------------------------------------------------------------------------
                  4.1           Amended and Restated Credit Agreement dated September 1, 2005 among Intermagnetics
                                General Corporation (borrower) and its domestic subsidiaries (guarantors) with
                                Wachovia Bank, N.A. (administrative agent), JPMorgan Chase Bank (syndication agent)
                                and KeyBank, N.A. (documentation agent).
         ---------------------- -------------------------------------------------------------------------------------
                 4.2*           Credit Agreement dated December 17, 2003 among Intermagnetics General Corporation
                                (borrower) and its domestic subsidiaries (guarantors) with Wachovia Bank, N.A.
                                (administrative agent), JPMorgan Chase Bank (syndication agent) and KeyBank, N.A.
                                (documentation agent).
         ---------------------- -------------------------------------------------------------------------------------
                 4.3**          First Amendment to the Credit Agreement dated December 17, 2003.
         ---------------------- -------------------------------------------------------------------------------------
                 4.4**          Second Amendment to the Credit Agreement dated December 17, 2003.
         ---------------------- -------------------------------------------------------------------------------------
                4.5***          Third Amendment to the Credit Agreement dated December 17, 2003.
         ---------------------- -------------------------------------------------------------------------------------
                 99.1           Press Release Dated September 6, 2005 announcing the Company's Amended and Restated
                                Credit Facility and Authorization of Stock Buy Back.
         ---------------------- -------------------------------------------------------------------------------------

* incorporated herein by reference to Exhibit 10.1 to the Company's Quarterly Report on Form 10-Q filed by the Company for the quarter ended November 23, 2003.

** incorporated herein by reference to Exhibits 4.2 and 4.3 to the Company's Current Report on Form 8-K filed by the Company on May 19, 2005.

*** incorporated herein by reference to Exhibit 10.1 to the Company's Quarterly Report on Form 10-Q filed by the Company for the quarter ended February 27, 2005.


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